UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
November 8, 2005
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     (d) On November 8, 2005, the Board of Directors of General Growth Properties, Inc. (the “Company”) appointed Adam S. Metz to serve as an independent director in the class of directors whose term expires in 2006, effective immediately. Mr. Metz was appointed to fill a newly created directorship resulting from an increase in the authorized number of directors of the Company. Mr. Metz was also appointed to serve on the Audit Committee of the Board of Directors.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     (a) On November 10, 2005, the Company amended its Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), by filing immediately effective certificates with the Secretary of State of the State of Delaware eliminating reference in the Certificate of Incorporation to the following series of preferred stock:
7.25% Preferred Income Equity Redeemable Stock, Series A;
8.95% Cumulative Redeemable Preferred Stock, Series B;
8.75% Cumulative Redeemable Preferred Stock, Series D;
8.95% Cumulative Redeemable Preferred Stock, Series E;
8.75% Cumulative Redeemable Preferred Stock, Series F.
Each of the above series was designated in connection with previous transactions. Pursuant to the terms of such transactions, the preferred stock of the above series are no longer issuable.

ITEM 8.01	OTHER EVENTS.
     On November 9, 2005, the Board of Directors of the Company, in accordance with the recommendation of the Nominating & Governance Committee, adopted amendments to the Company’s Corporate Governance Guidelines (the “Governance Guidelines”). These amendments are briefly described below.
1.	Section 1 (Director Qualifications) of the Governance Guidelines was revised to reflect the increase in the size of the Board of Directors from nine to ten directors.

2.	Section 1 (Director Qualifications) of the Governance Guidelines was amended to modify the standard for electing directors. The Governance Guidelines were amended to provide that any nominee for director in an uncontested election shall tender his or her resignation for consideration by the Nominating & Governance Committee of the Board of Directors (the “Committee”) if a majority of the votes represented by shares of the Company that are outstanding and entitled to vote in such election are designated to be “withheld” from or are voted “against” the nominee’s election. The Committee is required to evaluate the best interest of the Company and its stockholders and recommend to the Board of Directors the action to be taken with respect to such tendered resignation.
3.	The Governance Guidelines were amended to reflect the adoption of Stock Ownership Guidelines for Non-Employee Directors and to include the full text of the ownership guidelines as an exhibit to the Governance Guidelines. The stock ownership guidelines require that each non-employee director own at least the lesser of 6,500 shares or $250,000 of the Company’s common stock by the later of (i) May 31, 2011, or (ii) the fifth anniversary of the director’s election to the Board.
The Governance Guidelines, as amended, are attached as Exhibit 99 to this Current Report on Form 8-K, and are incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description
99	General Growth Properties, Inc. Corporate Governance Guidelines, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/ Bernard Freibaum
Bernard Freibaum
Executive Vice President and
Chief Financial Officer
Date: November 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
99	General Growth Properties, Inc. Corporate Governance Guidelines, as amended